Exhibit 10.8

                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

         THIS SECOND AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of August 29, 2003 (this "AGREEMENT"), is made by DIOMED, INC., a Delaware corporation (the "PLEDGOR"), in favor of GIBRALT US, INC., a Colorado corporation (in its individual capacity, "GUS"), as agent (in such capacity as agent, the "DESIGNATED Pledgeholder") for the Secured Parties (as defined herein).

                              W I T N E S S E T H:

         WHEREAS, pursuant to (i) an Exchange Agreement dated as of April 22, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "EXCHANGE AGREEMENT"), among the Pledgor, Diomed Holdings, Inc., a Delaware corporation ("HOLDINGS"), the Note Purchasers party thereto and GUS, as agent (in such capacity as agent, the "DESIGNATED NOTE PURCHASER") for the predecessors in interest to current holders of the Class E Notes (as defined in the Second Exchange Agreement dated as of May 28, 2003, among Holdings, the Pledgor, the Noteholders party thereto, and the Designated Note Purchaser), (ii) Secured Loan Agreement dated as of April 22, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "SECURED LOAN
Agreement"), among Holdings, the Lenders party thereto and GUS, as agent (in such capacity as agent, the "DESIGNATED LENDER") for such Lenders holding the Class D Notes referred to in therein (the Designated Lender and the holders of the Class D Notes being referred to herein, collectively, as the "LENDER SECURED PARTIES") and (iii) the other Documents (as defined in the Exchange Agreement), the Pledgor, the Designated Note Purchaser and the Designated Lender have entered into that certain Amended and Restated Pledge Agreement, dated as of April 22, 2003 (the "FIRST AMENDED PLEDGE AGREEMENT"), by Pledgor in favor of the Designated Note Purchaser and the Designated Lender;

         WHEREAS, pursuant to a Securities Purchase Agreement dated as of August 8, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITIES PURCHASE AGREEMENT"), among Holdings and the Investors party thereto, GUS, in its individual capacity, has been appointed as the agent (in such capacity as agent, the "DESIGNATED NOTE INVESTOR") for the holders of the Secured Bridge Notes referred to therein (the Designated Note Investor and the holders of the Secured Bridge Notes being collectively referred to in this Agreement as the "NOTE INVESTOR SECURED PARTIES"; and, together with the Designated Pledgeholder and the Lender Secured Parties, the "SECURED PARTIES");

         WHEREAS, Holding's proposes to immediately contribute the proceeds which Holdings receives from the issuance and sale of Holding's Secured Bridge Notes pursuant to the Securities Purchase Agreement to the Pledgor to be immediately applied by the Pledgor to the repayment in full of the Pledgor's Class E Notes;

         WHEREAS, following the issuance and sale of the Secured Bridge Notes, the Pledgor's Class D Notes will remain outstanding and secured pursuant, among other agreements, the First Amended Pledge Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time;

         WHEREAS, as conditions precedent to the consummation of the purchase and sale of the Secured Bridge Notes pursuant to the Securities Purchase Agreement, (a) the Pledgor is required to guaranty the Secured Bridge Notes and to execute and deliver this Agreement to secure its guaranty and (b) the Designated Note Purchaser and the Designated Lender are each required to consent to the amendment and restatement of the First Amended Pledge Agreement in its entirety as provided in this Agreement;

         WHEREAS, the holders of the Pledgor's Class E Notes and the holders of the Pledgor's Class D Notes will derive substantial benefits from the transactions contemplated by the Securities Purchase Agreement and have duly authorized the execution, delivery and performance of this Agreement by the Designated Note Purchaser and the Designated Lender, respectively; and

         WHEREAS,   the  Pledgor  will  derive  substantial  benefits  from  the transactions contemplated by the Securities Purchase Agreement, and has duly authorized the execution, delivery and performance of this Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Note Investor Secured Parties to consummate the purchase and sale of the Secured Bridge Notes pursuant to the Securities Purchase Agreement, (a) the Pledgor, the Designated Lender and the Designated Note Purchaser hereby amend and restate the First Amended Pledge Agreement in its entirety and (b) the Pledgor agrees, for the benefit of each Secured Party, in each case, as follows:

                                   ARTICLE I
                                   DEFINITIONS

         1.1 DEFINITIONS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "AGREEMENT" is defined in the PREAMBLE.

         "CLASS D NOTES" is defined in the FIRST RECITAL.

         "CLASS E NOTES" is defined in the FIRST RECITAL.

         "COLLATERAL" is defined in SECTION 2.1.

         "DESIGNATED LENDER" is defined in the FIRST RECITAL and shall include any successor agent for the holders of the Class D Notes appointed by such holders pursuant to Section 10(g) of the Secured Loan Agreement.

         "DESIGNATED NOTE INVESTOR" is defined in the SECOND RECITAL and shall include any successor agent for the holders of the Secured Bridge Notes appointed by such holders pursuant to Section 6.1(g) of the Security Agreement.

         "DESIGNATED NOTE PURCHASER" is defined in the FIRST RECITAL.

                  "DESIGNATED PLEDGEHOLDER" is defined in the preamble and shall include any successor agent for the Secured Parties appointed by the Secured Parties pursuant to SECTION 5.1(G).

                  "DISTRIBUTIONS" shall mean all Equity Interest dividends, other dividends, including liquidating dividends, Equity Interests resulting from (or in connection with the exercise of) splits, reclassifications, warrants, options, non-cash dividends and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Equity Interests or other Equity Interests constituting Collateral, but shall not include Dividends.

                  "DIVIDENDS" means cash dividends and cash distributions with respect to any Pledged Equity Interests made in the ordinary course of business and not as a liquidating dividend.

                  "DOCUMENT" shall mean, in respect of the Class D Notes, any Document, as defined in the Exchange Agreement and, in respect of the Secured Bridge Notes, any Investment Document, as defined in the Securities Purchase Agreement.

                  "EQUITY INTERESTS" means, with respect to any Person, all shares, interests, participations or other equivalents (however, designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Closing Date.

                  "EVENT OF DEFAULT" shall mean, with respect to the Class D Notes, any Event of Default as defined in the Class D Notes and, with respect to the Secured Bridge Notes, any Event of Default as defined in the Secured Bridge Notes.

                  "EXCHANGE AGREEMENT" is defined in the FIRST RECITAL.

                  "EXISTING   SECURITY   AGREEMENT"   shall  mean  the  Security
Agreement as defined in the Exchange Agreement.

                  "HOLDINGS" is defined in the FIRST RECITAL.

                  "LENDER SECURED PARTIES" is defined in the FIRST RECITAL.

                  "NOTES" shall mean the Class D Notes and the Secured Bridge Notes.

                  "NOTE INVESTOR SECURED PARTIES" is defined in the SECOND RECITAL.

                  "PERSON" is defined in the Securities Purchase Agreement.

                  "PLEDGED EQUITY INTERESTS" shall mean all Pledged Shares.

                  "PLEDGED SHARES" is defined in CLAUSE (B) of SECTION 2.1.

                  "PLEDGOR" is defined in the PREAMBLE.

                  "PROCEEDS" is defined in the Security Agreement.

                  "REQUIRED NOTEHOLDERS" shall mean, on any date, the holders of more than 50% of the outstanding principal balance of the Notes on such date.

                  "SECURED BRIDGE NOTES" is defined in the Securities Purchase Agreement.

                  "SECURED LOAN AGREEMENT" is defined in the FIRST RECITAL.

                  "SECURED OBLIGATIONS" shall mean, in respect of the Class D Notes, all Secured Obligations, as defined in the Existing Security Agreement and, in respect of the Secured Bridge Notes, all Secured Obligations, as defined in the Security Agreement.

                  "SECURED PARTIES" is defined in the SECOND RECITAL.

                  "SECURITIES PURCHASE AGREEMENT" is defined in the SECOND RECITAL.

                  "SECURITIES ACT" is defined in SECTION 6.2.

                  "SECURITIES ISSUER" shall mean Diomed PDT, Inc., a Delaware corporation and a wholly-owned subsidiary of the Pledgor.

                  "SECURITY AGREEMENT" is defined in the Securities Purchase Agreement.


                  "TERMINATION DATE" shall mean the later of the Termination Date as defined in the Existing Security Agreement and the Termination Date as defined in the Security Agreement.

                  "U.C.C." is defined in the Security Agreement.

         1.2 SECURITIES PURCHASE AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Securities Purchase Agreement.

         1.3 U.C.C. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

         1.4 OTHER INTERPRETIVE PROVISIONS. The rules of construction in Sections 20(d) of the Securities Purchase Agreement shall be equally applicable to this Agreement.

                                   ARTICLE II
                                     PLEDGE

         2.1 GRANT OF SECURITY INTEREST. The Pledgor hereby pledges, assigns, charges, mortgages, delivers, and transfers to the Designated Pledgeholder, and hereby grants to the Designated Pledgeholder and each of the Secured Parties, a continuing security interest in all of its right, title and interest in and to the following property of the Pledgor, whether now or hereafter existing or acquired (collectively, the "COLLATERAL"):

              (a) all issued and outstanding shares of capital stock of the Securities Issuer as identified in SCHEDULE I hereto (as such Schedule may be supplemented from time to time pursuant to SECTION 4.1(B)) opposite the name of the Pledgor and all additional shares of capital stock of any the Securities Issuer from time to time acquired by the Pledgor in any manner, and the certificates representing such shares of capital stock (such shares of capital stock being referred to herein as the "PLEDGED SHARES");

              (b) all Dividends, Distributions, other payments and rights with respect to the items listed in CLAUSE (A) above; and

              (c) all Proceeds of any and all of the foregoing Collateral.

         2.2 SECURITY FOR SECURED OBLIGATIONS. The Collateral of the Pledgor under this Agreement secures the prompt payment in full of (i) in respect of the Class D Notes, all Secured Obligations as defined in the Existing Security
Agreement and (ii) in respect of the Secured Bridge Notes, all Secured Obligations as defined in the New Security Agreement.

         2.3 DELIVERY OF COLLATERAL. All certificates representing or evidencing any Collateral, including all Pledged Equity Interests shall be delivered to the Designated Pledgeholder and shall be held by the Designated Pledgeholder on behalf of the Secured Parties pursuant hereto and as provided in the Secured Loan Agreement and the Securities Purchase Agreement, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank. The Designated Pledgeholder hereby acknowledges that it has received delivery of such certificate and instrument from the Designated Note Purchaser and the Designated Lender.

         2.4 DIVIDENDS ON PLEDGED EQUITY INTERESTS. In the event that any Dividend is to be paid on any Pledged Equity Interest at a time when no Event of Default has occurred and is continuing, such Dividend may be paid directly to the Pledgor. If any such Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Designated Pledgeholder to be held as a part of the Collateral.

         2.5 CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon the Pledgor and its successors, transferees and assigns, and inure, together with the rights and remedies of the Designated Pledgeholder hereunder, to the benefit of the Designated Pledgeholder and each Secured Party. Without limiting the generality of the foregoing, each Secured Party may assign or otherwise transfer (in whole or in part) any Note held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Party under any Document (including this Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer.

         2.6 SECURITY INTEREST ABSOLUTE. All rights of the Designated Pledgeholder and the security interests granted to the Secured Parties hereunder, and all obligations of the Pledgor hereunder, shall be, absolute and unconditional, irrespective of any of the following conditions, occurrences or events:

              (a) any lack of validity or enforceability of any Document;

              (b) the failure of the Designated Pledgeholder or any Secured Party to assert any claim or demand or to enforce any right or remedy against Holdings, the Pledgor or any other Person under the provisions of any Document, or otherwise or to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation;

              (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to Holdings, the Pledgor or otherwise;

              (d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;

              (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Document;

              (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

              (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, Holdings, the Pledgor or otherwise.

         2.7 SUBROGATION. Until the Termination Date, the Pledgor shall not exercise any claim or other rights which it may now or hereafter acquire against Holdings that arises from the existence, payment, performance or enforcement of the Pledgor's obligations under this Agreement, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy against Holdings or any collateral which the Designated Pledgeholder or any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from Holdings, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence, such amount shall be deemed to have been paid for the benefit of the Secured Parties, and shall forthwith be paid to the Designated Pledgeholder to be held as additional Collateral. The Pledgor acknowledges that it will receive direct and indirect benefits for the financing arrangements contemplated by the Documents and that the agreement set forth in this Section is knowingly made in contemplation of such benefits.

         2.8 RELEASE; TERMINATION.

              (a) Upon any sale,  transfer or other  disposition  of any item of
Collateral of the Pledgor, the Designated Pledgeholder will, at the Pledgor's expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of such item of Collateral from the pledge, assignment and security interest granted hereby; provided, that (i) at the time of such request and such release no Event of Default under either the Class D Notes or the Secured Bridge Notes shall have occurred and be continuing, (ii) the Pledgor shall have delivered to the each Secured Party, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Designated Pledgeholder (which release shall be in from and substance satisfactory to the Designated Pledgeholder) and a certificate of the Pledgor to the effect that the transaction is in compliance with the Documents and as to such other matters as the Designated Pledgeholder may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition shall be used to redeem the Notes in accordance with SECTION 6.4 and the terms and conditions of the Notes. Notwithstanding the foregoing, the Pledgor agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Secured Obligations is rescinded or must otherwise be restored by any Secured Party upon the insolvency, bankruptcy or reorganization of the Pledgor, Holdings or otherwise, all as though such payment had not been made.(b) Upon the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the
Designated Pledgeholder will, at the Pledgor's expense and without any representations, warranties or recourse of any kind whatsoever, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and deliver to the Pledgor all certificates and instruments representing or evidencing the Collateral then held by the Designated Pledgeholder.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         The Pledgor represents and warrants unto the Designated Pledgeholder and each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of a Pledged Equity Interest) by the Pledgor to the Designated Pledgeholder of any Collateral, as set forth in this Article.

         3.1 OWNERSHIP; NO LIENS, ETC. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens, except for this security interest granted pursuant hereto in favor of the Secured Parties.

         3.2 VALID SECURITY INTEREST. The delivery of such Collateral to the Designated Pledgeholder, to hold for the benefit of the Secured Parties, is effective to create a valid, perfected security interest in such Collateral and all Proceeds thereof, subject to no other Liens, securing the payment of the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

         3.3 AS TO PLEDGED SHARES. All of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding voting capital stock and all of the non-voting shares of capital stock of the Securities Issuer thereof. The Pledgor has no Subsidiaries other than the Securities Issuer.

         3.4 AUTHORIZATION, APPROVAL, ETC. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either:

              (a) for the pledge by the Pledgor of any Collateral pursuant to this Agreement or for the execution, delivery, and performance of this Agreement by the Pledgor; or

              (b) for the exercise by any Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except, with respect to the Pledged Equity Interests, as may be required in connection with a disposition of such Pledged Equity Interests by laws affecting the offering and sale of securities generally.

         3.5 DUE EXECUTION, VALIDITY, ETC. The Pledgor has full power and authority, and holds all requisite governmental licenses, permits and other approvals, to enter into and perform its obligations under this Agreement. With the consent of the Designated Note Investor on behalf of the holders of the Class D Notes, the execution, delivery and performance by the Pledgor of this Agreement does not contravene or result in a default under the Pledgor's articles of incorporation or by-laws or contravene or result in a default under any material contractual restriction, Lien or applicable law binding on the Pledgor. This Agreement has been duly authorized by the Pledgor, has been duly executed and delivered on behalf of the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency or similar applicable law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

         3.6 OTHER DOCUMENTS. Each representation and warranty of the Pledgor contained in each Document to which it is a party is true and correct in all material respects as of such date (unless such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

                                   ARTICLE IV
                                    COVENANTS

         The Pledgor covenants and agrees that, until the Termination Date, the Pledgor will, unless the Designated Pledgeholder shall otherwise agree in writing, perform the obligations set forth in this Section.

         4.1 PROTECT COLLATERAL; FURTHER ASSURANCES, ETC. (a) (a) The Pledgor will not create or suffer to exist any Lien on the Collateral (except a Lien in favor of the Secured Parties). The Pledgor will warrant and defend the right and title herein granted unto the Secured Parties in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.

              (b) The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Designated Pledgeholder may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Designated Pledgeholder to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

              (c) The Pledgor will not permit the Securities Issuer to issue any Equity Interest unless the same is immediately delivered in pledge to the Designated Pledgeholder hereunder.

         4.2 POWERS, CONTROL, ETC. (a) The Pledgor agrees that all Pledged Equity Interests delivered by the Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank powers, or other equivalent instruments of transfer acceptable to the Designated Pledgeholder.

              (b) The Pledgor will, from time to time upon the request of the Designated Pledgeholder, promptly deliver to the Designated Pledgeholder such powers, instruments, and similar documents, satisfactory in form and substance to the Designated Pledgeholder, with respect to the Collateral as the Designated Pledgeholder may reasonably request and will, from time to time upon the request of the Designated Pledgeholder after the occurrence of any Event of Default under the Notes, promptly transfer any Pledged Equity Interests into the name of any nominee designated by the Designated Pledgeholder.

         4.3 CONTINUOUS PLEDGE. Subject to SECTION 2.4, the Pledgor will, at all times, keep pledged to the Designated Pledgeholder pursuant hereto all Pledged Equity Interests and all other Equity Interests constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

         4.4 VOTING RIGHTS; DIVIDENDS, ETC. The Pledgor agrees:

              (a) after any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Designated Pledgeholder, to deliver (properly endorsed where required hereby or requested by the Designated Pledgeholder) to the Designated Pledgeholder all Dividends, Distributions, other cash payments, and proceeds of the Collateral, all of which shall be held by the Designated Pledgeholder as additional Collateral for use in accordance with SECTION 6.4; and

              (b) after any Event of Default under the Notes shall have occurred and be continuing and the Designated Pledgeholder has notified the Pledgor that it has received a direction from the Designated Note Investors and/or the Designated Lenders pursuant to SECTION 6.1 directing the Designated Pledgeholder to exercise its voting power under this clause:

              (i) the Designated Pledgeholder may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Equity Interests and the Pledgor hereby grants the Designated Pledgeholder an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Equity Interests; and

              (ii)  the  Pledgor  shall  promptly   deliver  to  the  Designated
Pledgeholder such additional proxies and other documents as may be necessary to allow the Designated Pledgeholder to exercise such voting power.

              (c) All Dividends, Distributions, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Designated Pledgeholder, shall, until delivery to the Designated Pledgeholder, be held by the Pledgor separate and apart from its other property in trust for the Secured Parties. Until an Event of Default shall have occurred and be continuing and the Designated Pledgeholder shall have given the notice referred to in CLAUSE (B) above, the Pledgor shall have the exclusive voting power with respect to any Equity Interests constituting Collateral and the Designated Pledgeholder shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such Equity Interests constituting Collateral; PROVIDED, HOWEVER, that no vote shall be cast, or consent, waiver, or ratification given, or action taken or any action not taken by the Pledgor that would materially impair any Collateral.

                                   ARTICLE V
                           THE DESIGNATED PLEDGEHOLDER

         5.1 APPOINTMENT OF DESIGNATED PLEDGEHOLDER BY DESIGNATED LENDER AND DESIGNATED NOTE INVESTOR.

              (a) Pursuant to Section 10(b) of the Secured Loan Agreement, the Designated Lender, on behalf of each Lender Secured Party, and pursuant to
Section 6.1(b) of the Security Agreement, the Designated Note Investor, on behalf of each Note Investor Secured Party, hereby irrevocably appoints, designates and authorizes GUS as agent for such Secured Party hereunder and authorizes the Designated Pledgeholder to take such action on behalf of such Secured Party under the provisions of this Agreement and each other Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Document, the Designated Pledgeholder shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Designated Pledgeholder have or be deemed to have any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Document or otherwise exist against the Designated Pledgeholder.

              (b) The Designated Pledgeholder may execute any of its duties under this Agreement or any other Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Designated Pledgeholder shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

              (c) The Designated Pledgeholder shall not (a) be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any other Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or
(b) be responsible in any manner to the Designated Lender, the Designated Note Investor or any Secured Party for any recital, statement, representation or warranty made by the Pledgor or any officer thereof, contained herein or in any other Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Designated Pledgeholder under or in connection with, this Agreement or any other Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Document, or for any failure of the Pledgor or any other party to any Document to perform its obligations hereunder or thereunder.

              (d) Designated Pledgeholder shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Pledgor), independent accountants and other experts selected by the Designated Pledgeholder. The Designated Pledgeholder shall be fully justified in failing or refusing to take any action under any Document unless it shall first receive such advice or concurrence of (i) the Designated Lender and the Designated Note Investor, (ii) the Required Noteholders or (iii) all the Secured Parties, as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Designated Pledgeholder shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Document in accordance with a request or consent of (i) the Designated Lender and the Designated Note Investor or (ii) the Required Noteholders (unless, in each case, the consent of all the Secured Parties is required pursuant to SECTION 7.2(A)) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

              (e) Each Secured Party acknowledges that the Designated Pledgeholder has not made any representation or warranty to it, and that no act by the Designated Pledgeholder hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of the Pledgor or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Designated Pledgeholder to any Secured Party as to any matter, including whether the Designated Pledgeholder have disclosed material information in their possession. Each Secured Party represents to the Designated Pledgeholder that it has, independently and without reliance upon the Designated Pledgeholder and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Pledgor and its subsidiaries, and all applicable laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement.

              (f) Whether or not the transactions contemplated hereby are consummated, the Secured Parties shall indemnify upon demand the Designated Pledgeholder (to the extent not reimbursed by or on behalf of the Pledgor and without limiting the obligation of the Pledgor to do so), pro rata, and hold harmless the Designated Pledgeholder from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Secured Party shall be liable for the payment to the Designated Pledgeholder of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the Designated Pledgeholder's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Secured Parties shall be deemed to constitute gross negligence or willful misconduct for purposes of 5. Without limitation of the foregoing, each Secured Party shall reimburse the Designated Pledgeholder upon demand for its ratable share of any costs or out-of-pocket expenses incurred by the Designated Pledgeholder in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Document, or any document contemplated by or referred to herein, to the extent that the Designated Pledgeholder is not reimbursed for such expenses by or on behalf of the Pledgor.

              (g)  The   Designated   Pledgeholder   may  resign  as  Designated
Pledgeholder upon thirty (30) days notice to the Secured Parties and to the Company. If the Designated Pledgeholder resigns under this Agreement, within fifteen (15) days after the delivery by the Designated Pledgeholder of its notice of resignation, (i) the Designated Lender and the Designated Note Investor or (ii) the Required Noteholders shall appoint a successor Designated Pledgeholder from any of the other Secured Parties, and shall notify the Company of the identity of and contact information for such successor Designated Pledgeholder within five (5) days of such successor Designated Pledgeholder's appointment.

         5.2 APPOINTMENT AS ATTORNEY-IN-FACT BY PLEDGOR. The Pledgor hereby irrevocably constitutes and appoints the Designated Pledgeholder and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default under the Notes, any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement. Upon the occurrence and during the continuance of an Event of Default under the Notes, the Pledgor hereby gives the Designated Pledgeholder the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to do any or all of the following:

              (a) in the name of the Pledgor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Parties for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable; and

              (b) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Designated Pledgeholder or as the Designated Pledgeholder shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) receive, collect, sign and endorse any drafts or other instruments, documents and chattel paper in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Designated Pledgeholder (at the direction of the Secured Parties) may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Designated Pledgeholder (for the benefit of the Secured Parties) were the absolute owner thereof for all purposes, and do, at the option of the Designated Pledgeholder and at the Pledgors' expense, at any time, or from time to time, all acts and things that the Designated Pledgeholder deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         5.3 DESIGNATED PLEDGEHOLDER MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Designated Pledgeholder may perform, or cause performance of, such agreement and the reasonable expenses of the Designated Pledgeholder incurred in connection therewith shall be payable by the Pledgor pursuant to SECTION 6.5.

         5.4 DESIGNATED PLEDGEHOLDER HAS NO DUTY. (a) The powers conferred on the Designated Pledgeholder hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Neither the Designated Pledgeholder nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Designated Pledgeholder nor any of its officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.(b) The Pledgor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of the Designated Pledgeholder to take any steps to perfect the pledge and security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss or damage to the Collateral release the Pledgor from any Secured Obligations.

                                   ARTICLE VI
                                    REMEDIES

         6.1 CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

              (a) Upon receipt of (i) the written direction of the Note Investor Secured Parties that hold a majority in outstanding principal amount of the Secured Bridge Notes or (ii) the written direction of the Lender Secured Parties that hold a majority in outstanding principal amount of the Class D Notes, the Designated Pledgeholder may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C.

         (b) Upon receipt of (i) the written direction of the Note Investor Secured Parties that hold a majority in outstanding principal amount of the Secured Bridge Notes or (ii) the written direction of the Lender Secured Parties that hold a majority in outstanding principal amount of the Class D Notes the Designated Pledgeholder may:

              (i) transfer all or any part of the Collateral into the name of the Designated Pledgeholder (on behalf of the Secured Parties) or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

              (ii) notify the parties obligated on any of the Collateral to make payment to the Designated Pledgeholder of any amount due or to become due thereunder (and notify the Pledgor as contemplated by SECTION 4.4(B));

              (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

              (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral;

              (v) take control of any proceeds of the Collateral; and

              (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         6.2 APPLICABLE LAWS. If the Designated Pledgeholder shall determine to exercise its right to sell all or any of the Collateral pursuant to SECTION 6.1, the Pledgor agrees that, upon request of the Designated Pledgeholder, the Pledgor will, at its own expense do or cause to be done all such acts and things as may be reasonably requested by the Designated Pledgeholder necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

         6.3 COMPLIANCE WITH RESTRICTIONS. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Designated Pledgeholder is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Designated Pledgeholder be liable nor accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         6.4 APPLICATION OF PROCEEDS. All cash proceeds received by the Designated Pledgeholder in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Designated Pledgeholder pursuant to
SECTION 6.5 below) in whole or in part by the Designated Pledgeholder for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations. Any surplus of such cash or cash proceeds held by the Designated Pledgeholder and remaining after payment in full in cash of all the Secured Obligations and the termination of this Agreement as provided in SECTION 2.8(B) hereof, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         6.5 INDEMNITY AND EXPENSES. The Pledgor agrees to indemnify and hold harmless the Designated Pledgeholder from and against any and all claims, losses, and liabilities arising out of or resulting from this Agreement and the other Documents (including enforcement of this Agreement and the other Documents), except claims, losses, or liabilities resulting from the Designated Pledgeholder's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. The Pledgor will, upon demand, pay to the Designated Pledgeholder the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Designated Pledgeholder may incur in connection with the following:

              (a) the administration of this Agreement and the other Documents;

              (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

              (c) the exercise or enforcement of any of the rights of the Designated Pledgeholder hereunder; or

              (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

         6.6 WAIVERS. The Pledgor hereby waives any right, to the extent permitted by applicable law, to receive prior notice of or a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Designated Pledgeholder to take possession, exercise control over or dispose of any item of Collateral where such action is permitted under the terms of this Agreement or any other Document or by applicable laws or the time, place or terms of sale in connection with the exercise of the Designated Pledgeholder's rights hereunder. The Pledgor waives, to the extent permitted by applicable laws, any bonds, security or sureties required by the Designated Pledgeholder with respect to any of the Collateral. The Pledgor also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Designated Pledgeholder's rights under this Agreement or any other Document, including, the taking of possession of any Collateral, all to the extent that such waiver is permitted by applicable laws. These waivers and all other waivers provided for in this Agreement and the other Documents have been negotiated by the parties and the Pledgor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         7.1 DOCUMENT. (a) This Agreement is a Document executed pursuant to (i) the Exchange Agreement and (ii) the Securities Purchase Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of each thereof.

              (b) Previously, the Pledgor executed and delivered the Existing Security Agreement pursuant to which the Pledgor granted a security interest to the Lender Secured Parties in certain of the properties and assets of the Pledgor (other than the Collateral hereunder). Concurrently herewith the Pledgor is executing and delivering the Security Agreement pursuant to which the Pledgor is granting a security interest to the Note Investor Secured Parties in certain of the properties and assets of the Pledgor (other than the Collateral hereunder). Such security interests shall be governed by the terms of the Existing Security Agreement or the Security Agreement, as the case may be, and not by this Agreement.

         7.2 AMENDMENTS, ETC.; SUCCESSORS AND ASSIGNS.

              (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Designated Pledgeholder, at the direction of either (a) both the Designated Note Investor and the Designated Lender or (b) the Required Lenders; PROVIDED, HOWEVER, that the Designated Pledgor shall not agree to any such amendment or waiver which modifies the definition of the Required Lenders or a Secured Party hereunder or the terms of Article VI hereof without a written direction from each Secured Party and, with respect to any such amendment, by the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

              (b) Upon delivery by the Pledgor of a supplement to SCHEDULE I pursuant to SECTION 4.1(B), the schedule supplement attached to each such certificate shall be incorporated into and become part of and supplement
SCHEDULE I hereto, and the Designated Pledgeholder may attach such schedule supplement to such Schedule and each reference to such Schedule shall mean and be a reference to such Schedule, as supplemented pursuant hereto.

              (c) This Agreement shall be binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of the Designated Pledgeholder and each Secured Parties and their respective successors, transferees and assigns; PROVIDED, that the Pledgor may not assign its obligations hereunder without the prior written consent of the Designated Pledgeholder.

         7.3 ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and mailed, delivered or transmitted by facsimile to any party hereto at the address set forth in Section 18 of the Securities Purchase Agreement (with any notice to the Pledgor being delivered to the Pledgor in care of Holdings and such notices to the Designated Pledgeholder being delivered [ ]). All such notices and other communications shall be deemed to be given or made at the times provided in Section 18 of the Securities Purchase Agreement.

         7.4 SECTION CAPTIONS. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

         7.5 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         7.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         7.7 GOVERNING LAW, ETC. (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK OR ANY SECURED PARTY.

              (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY SHALL BE BROUGHT, AT THE OPTION OF THE DESIGNATED PLEDGEHOLDER, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE PLEDGOR, THE DESIGNATED PLEDGEHOLDER IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         7.8 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         7.9 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES OR BY PRIOR OR CONTEMPORANEOUS WRITTEN AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



                            [Signature page follows.]

         IN WITNESS WHEREOF, the Pledgor has caused this Second Amended and Restated Pledge Agreement to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

                                             DIOMED, INC.



                                             By:
                                                 ------------------------------
                                             Name:  James A. Wylie, Jr.
                                             Title:  Chief Executive Officer


ACKNOWLEDGED AND ACCEPTED:

GIBRALT US, INC.,
         as the Designated Lender

By: __________________________
    Name: Johnny Ciampi
    Title: Authorized Officer

GIBRALT US, INC.,
         as the Designated Note Investor

By:  __________________________
      Name: Johnny Ciampi
      Title: Authorized Officer

GIBRALT US, INC.,
         as the Designated Pledgeholder

By:  __________________________
      Name:  Johnny Ciampi
      Title:   Authorized Officer

GIBRALT US, INC.,
         as the Designated Note Purchaser

By:  __________________________
      Name:  Johnny Ciampi
      Title:   Authorized Officer

                                                                      SCHEDULE I
                                                                              to
                                              Second Amended and Restated Pledge
                                                                       Agreement

                                 PLEDGED SHARES


  Securities Issuer
  (Jurisdiction of                                                      % of Shares
    ORGANIZATION)            Authorized SHARES    Outstanding SHARES       PLEDGED    Certificate NO.
    -------------            -----------------    ------------------       -------    ---------------
Diomed PDT, Inc. ( a               100                   100                 100             1
Delaware Corporation)